SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2003

NII HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-32421 (Commission File Number)	91-1671412 (I.R.S. Employer Identification No.)

10700 Parkridge Boulevard, Suite 600, Reston, Virginia	20191
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 390-5100

(Former name or former address, if changed since last report)

Item 4. Changes in Registrant’s Certifying Accountant

     On May 19, 2003, the Audit Committee of the Board of Directors of NII Holdings, Inc. (the “Company”) engaged PricewaterhouseCoopers LLP as the Company’s new independent accountants to replace Deloitte & Touche LLP. The Audit Committee decided to solicit proposals from independent accounting firms, including Deloitte & Touche LLP, prior to the commencement of the audit for NII’s fiscal year ending December 31, 2003. After receiving these proposals and considering a variety of factors, the Audit Committee voted to dismiss Deloitte & Touche LLP and engage PricewaterhouseCoopers LLP as the Company’s new independent accountants.

     The report of Deloitte & Touche LLP on the consolidated financial statements of the Company for the two months ended December 31, 2002 and ten months ended October 31, 2002 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The report of Deloitte & Touche LLP on the consolidated financial statements of the Company for the year ended December 31, 2001 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles, but was modified to reflect the existence of certain conditions that raised substantial doubt about the Company’s ability to continue as a going concern.

     In connection with its audits for the two most recent fiscal years and through May 19, 2003, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche LLP would have caused them to make reference thereto in their report on the Company’s consolidated financial statements for such years.

     During the two most recent fiscal years and through May 19, 2003, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

     The Company provided Deloitte & Touche LLP with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of a letter from Deloitte & Touche LLP, dated May 21, 2003.

     During the two most recent fiscal years and through May 19, 2003, the Company has not consulted with PricewaterhouseCoopers LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits.

Exhibit No	Exhibit Description

16	Letter from Deloitte & Touche LLP (filed herewith) to the Securities and Exchange Commission dated May 21, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NII HOLDINGS, INC. (Registrant)

By:	/s/ BYRON R. SILIEZAR Byron R. Siliezar Vice President and Chief Financial Officer

Date:  May 23, 2003

EXHIBIT INDEX

Exhibit No.	Exhibit Description

16	Letter from Deloitte & Touche LLP (filed herewith) to the Securities and Exchange Commission dated May 21, 2003.